UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

December 6, 2012

(Date of earliest event reported)

Torch Energy Royalty Trust

(Exact name of registrant as specified in its charter)

Delaware	1-12474	74-6411424
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

(Address of principal executive offices, including zip code)

302/636-6435

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

3.01(a)

On December 6, 2012, the Torch Energy Royalty Trust (“Trust”) received a notice from the New York Stock Exchange (“NYSE”) that it is below the NYSE continued listing criteria for minimum average closing share price because the average closing price of Trust’s unit was less than $1.00 over a consecutive 30-trading-day period (Section 802.01C of the NYSE’s listing standards). A copy of the Trust’s press release announcing the NYSE’s notification is attached as Exhibit 99.1.

Under the applicable rules of the NYSE, the Trust must notify the NYSE within 10 business days of receipt of the non-compliance notice that it intends to cure the deficiency. The Trust plans to notify the NYSE within this time period that it intends to cure the deficiencies. During the cure period, the Trust’s units will continue to be listed and traded on the NYSE, subject to the Trust’s continued compliance with the NYSE’s other applicable listing rules.

Cautionary Statement on Risks Associated with the Trust’s Forward-Looking Statements.

This Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, by the Trust that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. The Trust undertakes no obligation to update or revise any forward-looking statement except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1        Torch Energy Royalty Trust Press Release dated December 12, 2012.

The Trust will post this Form 8-K on its Internet website at www.torchroyalty.com. References to the Trust’s website address are included in this Form 8-K and the press release only as inactive textual references and the Trust does not intend them to be active links to its website. Information contained on the Trust’s website does not constitute part of this Form 8-K or the press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST

By: Wilmington Trust Company, not in its individual capacity but solely as Trustee for the Trust

Date: December 12, 2012	By:	/s/ Bruce L. Bisson
Bruce L. Bisson,
Group Vice President

(The Trust has no employees, directors or executive officers.)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Torch Energy Royalty Trust Press Release dated December 12, 2012.